UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2012

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Notification of Declination to Stand for Re-Appointment of Current Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors of Cleco Corporation (“Cleco”), in accordance with sound corporate governance practices, prepared a request for proposals (the “Audit RFP”) from registered public accounting firms to provide audit services to Cleco and Cleco Power LLC (“Cleco Power” and, together with Cleco, collectively referred to herein as “Registrants”) beginning with the year ending December 31, 2013. On August 29, 2012, the Audit RFP was issued to several large public accounting firms, including PricewaterhouseCoopers LLP (“PwC”), Registrants' current independent registered public accounting firm. On September 10, 2012, PwC advised Registrants that it would not be submitting a proposal pursuant to the Audit RFP. In subsequent discussions, PwC advised Registrants that it viewed its decision to forego responding to the Audit RFP as a declination to stand for re-appointment as Registrants’ independent registered public accounting firm. On September 12, 2012, PwC delivered a letter to Cleco confirming that the client-auditor relationships between PwC and Registrants will cease upon completion of the audit for the year ending December 31, 2012.
PwC’s reports on Registrants’ consolidated financial statements as of and for the years ended December 31, 2010 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the years ended December 31, 2011 and 2010 and the interim period from January 1, 2012 through September 10, 2012:

•
There were no disagreements on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures between PwC and either Registrant which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement(s) in connection with its reports.

•	None of the “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K has occurred.

Registrants provided PwC with a copy of the disclosures Registrants are making in this Current Report on Form 8-K (the “Form 8-K”) prior to the time the Form 8-K was filed with the Securities and Exchange Commission (“SEC”). Registrants requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of PwC’s letter dated September 13, 2012, is attached as Exhibit 16.1 hereto.
Engagement of New Independent Registered Public Accounting Firm
Cleco’s Audit Committee expects to review and evaluate any proposals received in response to the Audit RFP during the fourth quarter. Registrants will file a subsequent Current Report on Form 8-K when the selection for a new independent registered public accounting firm is made.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following exhibit is furnished herewith:

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated September 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: September 13, 2012	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: September 13, 2012	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated September 13, 2012.